UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 3, 2025

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 8, 2025, iPower Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the United Package NV, LLC (the “LLC”) Limited Liability Operating Agreement (“Agreement”), originally dated June 3, 2025, between United Package NV, LLC, iPower Inc., Yi Yang and Custom Cup Factory, Inc. The purpose of the Amendment is to clarify that the Company is contributing the initial production material and equipment as well as use of space in the Company’s facility at Rancho Cucamonga (the “Facility”) to the LLC during the term of the Agreement as consideration for the Company’s ownership of 2,280 Class A voting units in the LLC. The LLC will be responsible for monthly rental payments for the use of the Facility in a to-be-determined amount during the term of the Agreement. All other terms of the Agreement remain the same as previously reported in our Current Report on Form 8-K filed on June 6, 2025.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 hereto.

Item 8.01.	Other Events.

On September 3, 2025, the board of directors of the Company adopted an amended and restated policy on insider trading (the “Amended and Restated Insider Trading Policy”). The Amended and Restated Insider Trading Policy was updated in order to adjust the blackout period from three weeks before quarter end to two weeks before quarter end and update the requirements for establishing a 10b5-1 plan.

The foregoing description of the Amended and Restated Insider Trading Policy is not intended to be complete and is qualified in its entirety by reference to the Amended and Restated Insider Trading Policy as Exhibit 19 hereto.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Limited Liability Company Operating Agreement
19.1	Amended and Restated Insider Trading Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: September 9, 2025
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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